SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 28, 1996

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and
Servicing Agreement dated as of June 1, 1996 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through
Certificates, Series 1996-QS3)



            Residential Accredit Loans, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-95932         51-0368240
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2
Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                             Sequentially
Exhibit                        Numbered
Number                          Exhibit               Page


7(c) Pooling and Servicing Agreement, dated            004
          as of June 1, 1996 among Residential
          Accredit Loans, Inc., as company,
          Residential Funding Corporation,
          as master servicer, and Bankers Trust Company, as trustee.





                       SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS,
                                   INC.


                                   By: /s/ Randy Van Zee

                                   Name:   Randy Van Zee
                                   Title:  Vice President


Dated:  July 8, 1996



                                           Exhibit 7(c)






            Pooling and Servicing Agreement